UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2011

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2011, upon the recommendation of the Compensation and Human Resources Committee (the “Compensation Committee”) and in connection with the proposed separation of the Company into three independent publicly-traded companies (the “Separation”), the Board of Directors of Tyco International, Ltd. (the “Company”) approved (i) certain modifications to outstanding equity awards held by employees of the Company, including the Company’s named executive officers and (ii) the expected treatment of equity awards upon the completion of the Separation.  In addition, equity awards granted on October 12, 2011 include provisions related to the separation.

Awards granted prior to October 12, 2011

Unvested equity awards granted prior to October 12, 2011 (the date of the annual grant for fiscal year 2012), including awards held by the Company’s named executive officers (other than the Chairman and Chief Executive Officer), have been modified to provide that, for each employee whose employment is terminated by the Company in connection with the Separation prior to its one year anniversary, (1) any unvested stock option, restricted share unit or performance share unit will fully vest upon termination of employment (subject, in the case of performance share units, to the completion of the applicable performance period) and (2) the exercise period for any stock option that was granted in the period from January 1, 2008 to October 11, 2011 will be extended to comprise the one-year period following the date of such termination for such employee.  In addition, any such employee shall be entitled to full vesting of any unvested company match under the Company’s Supplemental Savings and Retirement Plan and shall be eligible to receive a pro-rated bonus under the Company’s annual incentive plan for the fiscal year in which the termination of employment occurs based on the number of full months of service completed through the date of termination.  The terms of the employment agreement between Mr. Edward D. Breen, the Company’s Chairman and Chief Executive Officer, and the Company will govern the benefits applicable to Mr. Breen with respect to these awards.

Awards granted on October 12, 2011

Awards granted on October 12, 2011 in connection with the annual grant, including awards granted to the Company’s named executive officers, provide that, for each employee whose employment is terminated by the Company in connection with the Separation in the period from the grant date through the date that is one year following the completion of the Separation, any unvested stock options, restricted stock units and performance share units will accelerate and vest pro rata based on the number of full months of service completed from the grant date through the employment termination date.  Certain officers, including the Company’s named executive officers, will continue to be eligible for one additional year’s worth of stock option vesting if they are terminated by the Company not for “cause” after the one-year anniversary of the grant date. The one-year holding requirement will not apply to any such officer that is terminated in connection with the Separation. Any stock options subject to such accelerated vesting provisions will have a one-year exercise period following the date of such termination for such employee.  With respect to the fiscal 2012 equity award, Mr. Breen has agreed to waive the provisions of his employment agreement providing for full acceleration of his awards.

The form of terms and conditions for the fiscal 2012 equity awards are attached hereto as exhibits 99.1 – 99.3 and are incorporated herein by reference.

Treatment of outstanding equity awards upon the completion of the Separation

The Committee and the Board of Directors of the Company approved the expected treatment of outstanding equity awards held by current and former employees, to be effective only upon the completion of the proposed Separation:

(i)                                   for each employee in the Company’s corporate segment, all outstanding stock options, and all performance share units, restricted stock units and deferred stock units that remain unvested (“Equity Awards”) following the closing date of the Separation (1) that were granted prior to October 12, 2011 will, as of the closing date, convert into like-kind Equity Awards of the three separately traded companies resulting from the Separation (except that performance share units will convert into restricted stock units based on performance achieved on or about the closing date) at equivalent value determined using the intrinsic value methodology and (2) that were granted on or after October 12, 2011 will, as of the closing date, convert into like-kind Equity Awards of the separately traded company that is the employer of such employee immediately following the closing date (except that performance share units will convert into restricted stock units based on performance achieved on or about the closing date) at equivalent value determined using the intrinsic value methodology; and

(ii)                                for each employee that is not an employee in the Company’s corporate segment, all Equity Awards (other than restricted stock units granted prior to October 12, 2011) held by such employee will, as of the closing date, convert into like-kind Equity Awards of the separately traded company that is the employer of such employee immediately following the closing date (except that performance share units will convert into restricted stock units based on performance achieved on or about the closing date) at equivalent value determined using the intrinsic value methodology, and, with respect to restricted stock units granted prior to October 12, 2011, such awards will, as of the closing date, convert into like-kind Equity Awards of the three separately traded companies resulting from the Separation at equivalent value determined using the intrinsic value methodology; and

(iii)                             for all persons who are former employees of the Company as of the closing date, all stock options held by such former employees will, as of the Closing Date, convert into stock options of the three separately traded companies resulting from the Separation at equivalent value determined using the intrinsic value methodology; and

(iv)                              for each member of the Board of Directors of the Company (including the Chairman and Chief Executive Officer), all Equity Awards held by such director will, as of the closing date, convert into like-kind Equity Awards of the three separately traded companies resulting from the Separation at equivalent value determined using the intrinsic value methodology.

Item 9.01                                            Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Form of Terms and Conditions for Stock Option Awards for Fiscal Year 2012.
99.2	Form of Terms and Conditions for Performance Share Unit Awards for Fiscal Year 2012.
99.3	Form of Terms and Conditions for Restricted Stock Unit Awards for Fiscal Year 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ John S. Jenkins, Jr.
John S. Jenkins, Jr.
Vice-President and Corporate Secretary

Date: October 14, 2011